SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:
    [ ] Preliminary Proxy Statement        [ ] Confidential For Use of
                                               the Commission Only (as
                                               Permitted by Rule 14a-6(e)(2)
    [X] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                         SANTA FE FINANCIAL CORPORATION
                  -----------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

                  -----------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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    [ ] Fee computed on table below per Exchange Act
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    [ ] Fee paid previously with preliminary materials.

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                        SANTA FE FINANCIAL CORPORATION
                              820 MORAGA DRIVE
                        LOS ANGELES, CALIFORNIA 90049

                                (310) 889-2500

                          ---------------------------


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 1, 2001



To The Shareholders of Santa Fe Financial Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Santa Fe Financial Corporation ("Santa Fe" or the "Company") will be held on February 1, 2001 at 2:30 P.M. at the Luxe Summit Hotel Bel Air located at 11461 Sunset Boulevard, Los Angeles, California 90049 for the purpose of considering and acting on the following:

    1. The election of three Directors to serve until the next Annual Meeting or until successors have been duly elected and qualified.

    2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending June 30, 2001; and

    3. To transact such other business as may properly come before the Meeting, or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on December 28, 2001 as the record date for determining the shareholders having the right to vote at the meeting or any adjournments thereof.

Your proxy is important to us whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage-paid envelope provided. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

Dated: January 5, 2001

                                         By Order of the Board of Directors,

                                         /s/ Michael G. Zybala

                                         Michael G. Zybala
                                         Secretary

                         SANTA FE FINANCIAL CORPORATION
                              820 MORAGA DRIVE
                        LOS ANGELES, CALIFORNIA 90049
                                (310) 889-2500


                        ----------------------------

                              PROXY STATEMENT
                        ----------------------------


                       ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 1, 2001


The Board of Directors of Santa Fe Financial Corporation (the "Company" or "Santa Fe") is soliciting proxies in the form enclosed with this statement in connection with the Annual Meeting of Shareholders to be held on February 1, 2001 or at any adjournment or adjournments thereof.

This Proxy Statement and the accompanying Proxy are first being sent to Shareholders on or about January 11, 2001. Only shareholders of record at the close of business on December 28, 2000 are entitled to notice of, and to vote at, the Annual Meeting.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

You may vote at the Annual Meeting only shares that you owned of record on December 28, 2000. There were 1,192,310 shares of common stock and 63,600 shares of convertible voting preferred stock outstanding on that date. The preferred shares are entitled to vote as if converted to common stock. Of the total 1,255,910 voting shares outstanding, a majority, or 627,956 shares will constitute a quorum for the transaction of business at the meeting. Each share is entitled to one vote on each matter to be presented at the meeting. Unless cumulative voting is elected as described under "Election of Directors" below, the affirmative vote of the holders of the majority of the shares of the Company's stock present or represented at the meeting and entitled to vote is required to elect directors and ratify or approve the other item being voted on at this time.

In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for execution of the proxies. The Company will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

                               PROPOSAL 1

                         ELECTION OF DIRECTORS

The Company's bylaws set the number of directors at three. We propose to elect three directors, each to hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified. The Board of Directors has nominated John V. Winfield, John C. Love and William J. Nance. The persons named in the enclosed form of proxy will vote it for the election of the nominees listed below unless you instruct otherwise, or a nominee is unable or unwilling to serve. The Board of Directors has no reason to believe that any nominee will be unavailable. However, in that event, the proxy may vote for another candidate or candidates nominated by the Board of Directors.

The California Corporations Code, as applicable to the Company, provides that a shareholder may cumulate votes if a shareholder gives notice, prior to the voting, of an intention to cumulate votes. If such a notice is given, every shareholder may cumulate votes. Cumulating votes means that you can take the total number of votes you have for all directors and distribute them among one or more nominees as you see fit. For example, assume you have 100 shares. We have three directors so you have a total of 3 x 100 = 300 votes. You could give all 300 votes to one person or 150 votes to each of two nominees, or 100 votes to each of three nominees. You can use this power only under the circumstances described herein. If cumulative voting is elected, the enclosed form of proxy gives the proxy discretion to cumulate votes so that he can elect the maximum possible number of the nominees identified below.

Any shareholder executing the enclosed form of proxy may withhold authority to vote for any one or more nominee by so indicating in the manner described in the form of proxy. However, the number of votes authorized by the form of proxy will not be affected and the named proxies could probably offset any such action by using cumulative voting if they thought it necessary. Under the California Corporations Code any shareholder or any person who claims to have been denied the right to vote may apply to a state superior court for a determination of the validity of any election or appointment of any director.


                       DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company. There is no relationship by blood, marriage or adoption among the Directors and Officers. All Directors serve one-year terms with their terms expiring at the Annual Meeting. All Officers of the Company are elected or appointed by the Board of Directors and hold office until the Annual Meeting or until replaced at the discretion of the Board.

                                                                   Shares of
                                                                  Common Stock
                                                                  Beneficially
                                Present                             Owned on        Percent
                                Position           Director       December 28,         of
     Name            Age     With the Company        Since            2000           Class(1)
--------------------------------------------------------------------------------------------
John V. Winfield      54     Chairman, President     1995           681,996(2)        54.3%
                             and Chief Executive
                             Officer

William J. Nance      57     Director                1996                 0(3)         0.0%


John C. Love          60     Director                1998                 0            0.0%

Michael G. Zybala     47     Vice President,
                             Secretary, Treasurer
                             and General Counsel     N/A                  0            0.0%

All of the above as a group                                         681,996         54.3%
---------------------------

(1) Based on 1,255,910 voting shares issued and outstanding, which consist of 1,192,310 shares of common stock and 63,600 shares of convertible voting preferred stock.

(2) John V. Winfield is the sole beneficial owner of 49,400 shares of common stock. The InterGroup Corporation ("InterGroup") is the beneficial owner of 568,996 shares of common stock and 63,600 shares of preferred stock. As the President, Chairman of the Board and a 52.4% shareholder of InterGroup, Mr. Winfield has voting and dispositive power with respect to the shares of Santa Fe owned of record and beneficially by InterGroup.

Security Ownership of Management in Subsidiary

As of December 28, 2000, Santa Fe was the record and beneficial owner of 500,242 shares of the common stock of its 68.8%-owned subsidiary, Portsmouth Square, Inc. The President and Chairman of the Board of Santa Fe has voting power with respect to common shares of Portsmouth owned by Santa Fe. No other director or executive officer of Santa Fe has a beneficial interest in Portsmouth's shares.


BUSINESS EXPERIENCE:

The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

John V. Winfield - Mr. Winfield was first elected to the Board in May of 1995 and currently serves as the Company's Chairman of the Board, President and Chief Executive Officer, having been appointed as such in April 1996. Mr. Winfield is also the Chairman of the Board, President and Chief Executive Officer of the Company's subsidiary Portsmouth, having held those positions since May of 1996. Mr. Winfield is Chairman of the Board, President and Chief Executive Officer of The InterGroup Corporation ("InterGroup"), a public company, and has held those positions since 1987. Mr. Winfield is also a director of Healthy Planet Products, Inc. ("HPP"), a public company, having first been appointed on September 17, 1997. Mr. Winfield was elected Chairman of the Board of HPP on August 5, 1998. Mr. Winfield also serves as Chairman of the Board of Etz Lavud, Ltd., a public company.

William J. Nance - Mr. Nance was first elected to the Board in May of 1996. Mr. Nance is also a director of Portsmouth. Mr. Nance is the President and CEO of Century Plaza Printers, Inc., a company he founded in 1979. He has also served as a consultant in the acquisition and disposition of multi-family and commercial real estate. Mr. Nance is a Certified Public Accountant and, from 1970 to 1976, was employed by Kenneth Leventhol & Company where he was a Senior Accountant specializing in the area of REITS and restructuring of real estate companies, mergers and acquisitions, and all phases of real estate development and financing. Mr. Nance is a Director and the Treasurer of The InterGroup Corporation, a public company, and has held such positions since 1984. Mr. Nance also serves as a Director of HPP, having first been elected on August 5, 1998.

John C. Love - Mr. Love was appointed a Director of the Company on March 5, 1998. Mr. Love is an international hospitality and tourism consultant based in Orinda, California. He was formerly a partner in the national CPA and consulting firm of Pannel Kerr and Forster. Mr. Love has extensive experience in hotel development, acquisition and development. He is chairman emeritus of Golden Gate University in San Francisco. Mr. Love is also a Director of Portsmouth, having first been appointed in March 1998, and a Director of InterGroup, having first been appointed in January 1998.

Michael G. Zybala - Mr. Zybala was appointed as Vice President and Secretary of the Company on February 20, 1998 and Treasurer on May 16, 2000. He is also Vice President, Secretary and General Counsel of Portsmouth. Mr. Zybala has served as the Company's General Counsel since 1995 and has represented the Company as its corporate counsel since August 1993. Mr. Zybala is a Director of HPP and serves as the company's Secretary. He was first appointed as a Director of HPP on June 17, 1998 and elected as Secretary on August 5, 1998. Mr. Zybala also serves as Vice President Operations and Assistant Secretary of InterGroup, having been appointed to those positions in January 1999.

BOARD MEETINGS

For the fiscal year ended June 30, 2000, the Board of Directors held seven meetings, with no incumbent director attending (whether in person, telephonically or by written consent) fewer than 75 percent of the meetings held during the period he or she has been a director.

Committees

The Company has established two standing committees, a Securities Investment Committee and an Audit Committee. The Company does not have any standing nominating or compensation committees of the Board of Directors.

On March 17, 1998, the Company established a Securities Investment Committee to establish guidelines and to review the Company's investment policies. The Committee consists of all the members of the Board, with Mr. Winfield serving as Chairperson. During fiscal 2000, the Securities Investment Committee held two meetings, in person, telephonically or by written consent with, all members attending each meeting.

The Company is a Small Business Filer under SEC rules. The Company's Audit Committee is comprised of Messrs. Nance (Chairperson) and Love, each of who are independent directors (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards, as applicable and as may be modified or supplemented. Each of these directors also meets the financial management expertise test. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports provided by the Company to any governmental body or the public; the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial processes generally. The Audit Committee held five meetings during the 2000 Fiscal Year. On June 8, 2000, the Company's Board of Directors adopted a written charter for the Audit Committee. A copy of that written charter is attached as Appendix A to this proxy statement.


AUDIT COMMITTEE REPORT

The Audit Committee's primary duties and responsibilities are to: serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; review and appraise the audit efforts of the Company's independent accountants; and provide an open avenue of communications among the independent accountants, financial and senior management, and the Board of Directors.

During the fiscal year ended June 30, 2000, the Audit Committee: (i) reviewed and discussed the Company's audited financial statements with the Company's management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and (iii) received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with such independent accountant the independent accountant's independence. In addition the Audit Committee has met with the Company's independent accountants, prior to the filing of the Company's Quarterly Reports on Form 10-QSB, to discuss the results of the independent accountant's review of the financial information included in those reports.

In performing its oversight function, the Audit Committee relied upon advice and information received in its discussions with the Company's management and independent auditors. Based in part on the review and discussions with management and the Company's independent auditors referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Report on Form 10-KSB for the transition period from January 1, 2000 to June 30, 2000 for filing with the Commission.

THE AUDIT COMMITTEE:
WILLIAM J. NANCE, CHAIRPERSON
JOHN C. LOVE

                           EXECUTIVE COMPENSATION

As a small business issuer, Santa Fe has no compensation committee. Executive officer compensation is set by disinterested members of the Board of Directors. Set forth below is a summary compensation table concerning compensation awarded to, earned by, or paid to the Chief Executive Officer ("CEO"), and any qualifying Executive Officers and employees, for all services to the Company and its subsidiaries, for fiscal years ended June 30, 2000, 1999 and 1998.


                            SUMMARY COMPENSATION TABLE

                                Annual Compensation
                    ---------------------------------------------
Name and Principal                                             Other Annual
Position                       Year     Salary       Bonus     Compensation
------------------             ----     ------       -----     -------------
John V. Winfield               2000    $240,000(1)    $ 0         $12,000(2)
Chairman, President and        1999    $188,282(1)    $ 0         $12,000(2)
Chief Executive Officer        1998    $121,319(1)    $ 0         $12,000(2)

Michael G. Zybala              2000    $ 97,466(3)    $15,000           -
Vice President, Secretary
and General Counsel
_______________________


(1) Includes salary received from the Company's subsidiary, Portsmouth, in the amounts of $90,000, $63,907 and $35,115 for fiscal years 2000, 1999 and 1998, respectively.

(2) Amounts shown reflect regular director's fees paid by Santa Fe and Portsmouth. During fiscal 2000 and 1999, the Company and Portsmouth paid annual premiums of 24,900 and $16,600, respectively, for split dollar whole life insurance policies, owned by, and the beneficiary of which are, a trust for the benefit of Mr. Winfield's family. The Company has a secured right to receive, from any proceeds of the policies, reimbursement of all premiums paid prior to any payments to the beneficiary.

(3) Approximately $84,000 of Mr. Zybala's salary and bonus was allocated to Portsmouth.

Santa Fe has no stock option plan or stock appreciation rights for its executive officers. The Company has no pension or long-term incentive plans. There are no employment contracts between Santa Fe and any executive officer, nor are there any termination-of-employment or change-in-control arrangements.


                              DIRECTOR COMPENSATION

The bylaws of Santa Fe permit directors to be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. Each director is paid a fee of $1,500 per quarter for a total annual compensation of $6,000. This policy has been in effect since July 1, 1985.

                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of December 28, 2000, Santa Fe owned 68.8% of the common stock of Portsmouth, and InterGroup and John V. Winfield, in the aggregate, owned approximately 54.3% of the voting stock of Santa Fe. Certain costs and expenses, primarily salaries, rent and insurance, are allocated between the Company, its subsidiary, Portsmouth, and InterGroup based on management's estimate of the utilization of resources. Effective June 30, 1998, certain accounting and administrative functions of the Company and its subsidiaries, were transferred to the Los Angeles, California offices of InterGroup. During the fiscal years ended June 30, 2000 and 1999, the Company and Portsmouth made payments to InterGroup in the total amount of approximately $226,000 and $178,000, respectively, for administrative costs and reimbursement of direct and indirect costs associated with the management of the Companies and their investments, including the partnership asset.

In September 1999, the Company's subsidiary, Woodland Village, obtained a 5-year interest only note in the amount of $162,563 from InterGroup. The note carries a 7.75% interest rate and matures on September 29, 2004.

During fiscal 2000, the Company paid $25,760 preferred stock dividends to InterGroup.

The Company's President and Chief Executive Officer, John V. Winfield, directs the investment activity of the Company in public and private markets pursuant to authority granted by the Board of Directors. Mr. Winfield also serves as Chief Executive Officer of Portsmouth and InterGroup and directs the investment activity of those companies. An employee of InterGroup helps manage the portfolios of the Company and Portsmouth in consultation with Mr. Winfield. The Company and Portsmouth reimburse InterGroup for an allocated portion of the compensation and benefits of such employee. Depending on certain market conditions and various risk factors, the Chief Executive Officer, his family, Portsmouth and InterGroup may, at times, invest in the same companies in which the Company invests. The Company encourages such investments because it places personal resources of the Chief Executive Officer and his family members, and the resources of Portsmouth and InterGroup, at risk in connection with investment decisions made on behalf of the Company. All of the Company's Directors serve as directors of InterGroup and all three of the Company's Directors serve on the Board of Portsmouth.

In December 1998, Board of Directors authorized the Company to obtain whole life insurance and split dollar insurance policies covering the Company's President and Chief Executive Officer, Mr. Winfield. During fiscal years 2000 and 1999, the Company paid annual premiums of 24,900 for the split dollar whole life insurance policy, owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary. During fiscal 2000 and 1999, Portsmouth paid annual premiums of $16,600 for a split dollar policy also covering Mr. Winfield.

There are no other relationships or related transactions between the Company and any of its officers, directors, five-percent security holders or their families, which require disclosure.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq Stock Market. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during fiscal 2000 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF JOHN V. WINFIELD, JOHN C. LOVE AND WILLIAM J. NANCE AS DIRECTORS OF THE COMPANY.


                 PRINCIPAL HOLDERS OF EQUITY SECURITIES

The following table shows, as of December 28, 2000, the Common Stock owned by every person owning of record (other than securities depositories), or known by the Company to own beneficially, more than 5% of its outstanding common shares. Any voting securities owned by directors or director nominees are also disclosed under Election of Directors herein.


Name and Address of                Amount and Nature of
Beneficial Owner                  Beneficial Ownership(1)   Percent of Class(2)
-------------------               ----------------------   -------------------
Guinness Peat Group plc ("GPG")          82,858(3)                 6.9%
Allied Mutual Insurance
     Services ("AMI")
  Second Floor, 21-26 Garlick Hill
  London ECHV 2AU, England

The InterGroup Corporation              632,596(4)                50.4%
  820 Moraga Drive
  Los Angeles, CA 90049

John V. Winfield                         49,400                    4.1%
  820 Moraga Drive
  Los Angeles, CA 90049

The InterGroup Corporation and          681,996(5)                53.4%
  John V. Winfield as a group
------------------------------
(1) Unless otherwise indicated, and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares beneficially owned.

(2) Percentages are calculated on the basis of 1,192,310 shares of Common Stock issued and outstanding as of December 28, 2000, plus any securities that the person has aright to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(3) Based on their Statement on Schedule 13D (Amendment No. 5) dated January 4,
1995, GPG and its wholly-owned subsidiary AMI claim shared power to vote, or to direct the vote, and to dispose of, or to direct the disposition of, 82,858 shares (post stock split) of Santa Fe's Common Stock owned beneficially and of record by GPG and through AMI. Of that amount, 52,858 shares are beneficially owned by GPG and 30,000 by AMI.

(4) InterGroup is the beneficial owner of 568,996 shares of Common Stock and 63,600 shares of convertible, voting preferred stock, which shares are entitled to vote as if converted to Common Stock.

(5) Pursuant to a Voting Trust Agreement dated June 30, 1998, InterGroup has the power to vote the 49,400 shares of Common Stock owned by Mr. Winfield. As
President, Chairman of the Board and a 52.4% shareholder of InterGroup, Mr.
Winfield has voting and dispositive power over the shares owned of record and beneficially by InterGroup.

As of December 28, 2000, there were 1,192,310 shares of the Company's Common
Stock outstanding, which were held by approximately 522 shareholders of record.


                               PROPOSAL II

           RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected the firm of PricewaterhouseCoopers LLP, certified public accountants, as the Company's independent accountants for the fiscal year ending June 30, 2001 and recommends to shareholders that they vote for the ratification of this selection. PricewaterhouseCoopers LLP has served as the Company's independent accountants commencing with the audit for the year ended December 31, 1997. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to make a statement, if desired, and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT
OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY.


                             OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice, other than the approval of the minutes of the last shareholders' meeting, which action will not amount to ratification of the actions taken at that meeting. As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of the person voting the proxies.

                          SHAREHOLDER PROPOSALS

It is presently anticipated that the 2001 Annual Meeting of Shareholders will be held on or around January 31, 2002. Any shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the 2001
Annual Meeting must be received by the Company no later than August 30, 2001.
The proposal must be in accordance with the provisions of Rule 4a-8 promulgated by the Securities and Exchange Commission under the Securities Act of 1934. It is suggested that the proposal be submitted by certified mail - return receipt requested.


                        FORM 10-KSB and ANNUAL REPORT

The Annual Report to Shareholders for the 2000 fiscal year accompanies this proxy statement, but is not deemed a part of the proxy solicitation material. A copy of the Company's Form 10-KSB for the transition period ended June 30, 2000, as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to:
Michael G. Zybala, Secretary, Santa Fe Financial Corporation, 820 Moraga Drive,
Los Angeles, CA 90049. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of the common stock of the company on December 28, 2000. The Company's Form 10-KSB and other reports are also available through the Securities and Exchange
Commission's world wide web site (http://www.sec.gov).


                                     By Order of the Board of Directors

                                     SANTA FE FINANCIAL CORPORATION

                                     Michael G. Zybala
                                     Secretary


Dated: Los Angeles, California
       January 5, 2001

                                    APPENDIX-A
                                    ----------
                       AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                        OF
                         SANTA FE FINANCIAL CORPORATION
                                     CHARTER
                               --------------------
                              (Adopted June 8, 2000)

I.     PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit
Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

        * Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

        * Review and appraise the audit efforts of the Corporation's independent accountants and internal accounting department.

        * Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.


II.    COMPOSITION

The Audit Committee shall be comprised of two or more directors as determined by the Board, the majority of which shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A director will not be considered "independent" if, among other things, he or she has:

* been employed by the corporation or its affiliates in the current or past three years;

* accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation;

* an immediate family member who is, or has been in the last three years, employed by the corporation or its affiliates as an executive officer;

* been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

* been employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.


All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual meeting of the Board of Directors or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.


III. 	MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with IV.4. below).


IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal accounting department and management's response.

4. Review with financial management and the independent accountants the 10-QSB prior to its filing or prior to the release of earnings. The
      Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants
-----------------------

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants.
      On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.


Financial Reporting Processes
-----------------------------

8. In consultation with the independent accountants and the internal accountants, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal accounting department.


Process Improvement
-------------------

11.   Establish regular and separate systems of reporting to the Audit
      Committee by each of management, the independent accountants and the internal accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.


12. Following completion of the annual audit, review separately with management, the independent accountants and the internal accounting department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants or the internal accounting department in connection with the preparation of the financial statements.

14. Review with the independent accountants, the internal accounting department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit
      Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance
----------------------------

15. Review management's monitoring of the corporation's compliance requirements and ensure that management has the proper review system in place to ensure that corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

16. Review activities, organizational structure, and qualifications of the internal audit department.

17. Review, with the organization's counsel, legal compliance matters any legal matter that could have a significant impact on the organization's financial statements.

18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.





PROXY                                                                   PROXY
                       SANTA FE FINANCIAL CORPORATION
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 1, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John V. Winfield and Michael G. Zybala, or either of them, as proxies, with power of substitution to each proxy and substitute, to vote the Common Stock of the undersigned at the 2000 Annual
Meeting of Shareholders of Santa Fe Financial Corporation and at any adjournments thereof, as indicated on the reverse hereof and the proposals for Election of Directors, Ratification of Appointment of Independent Accountants and as said proxies may determine in the exercise of their best judgment on any other matters which may properly come before the meeting.

IF PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF
NOT SPECIFIED, WILL BE VOTED FOR ELECTING ALL NOMINEES AND FOR THE RATIFICATION
OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

   PLEASE SIGN ON THE REVERSE SIDE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE

                                                              -----------
                                                              SEE REVERSE
                                                              -----------


1. Election of Directors: NOMINEES: John V. Winfield, John C. Love and William
                                    J. Nance.

      CHECK ONE: [ ] FOR ALL NOMINEES      [ ] WITHHELD FROM ALL NOMINEES

                 [ ]  ---------------------------------------------------
                      FOR, EXCEPT VOTE WITHHELD FROM THE ABOVE NOMINEE(S)


2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants for the Company for the fiscal year ending June 30, 2001.
            [ ] FOR            [ ] AGAINST             [ ] ABSTAIN


PLEASE SIGN EXACTLY AS YOUR NAME APPEARS.  IF ACTING IN A REPRESENTATIVE
CAPACITY, SIGN NAME AND TITLE.  IF JOINT TENANTS, BOTH SHAREHOLDERS SHOULD SIGN.




                                              Dated: _______________, 2001

                                              ____________________________
                                              Signature

                                              ____________________________
                                              Signature if held jointly


